EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Registration Statement of RegeneRx (the "Company") on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the "Registration Statement"), I, J.J. Finkelstein, Chief Executive and Financial Officer of RegeneRx, certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Registration Statement fully complies with the requirements of the Securities Act of 1933; and

         (2) The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and result of operations of RegeneRx.




March 8,  2004                         /s/J.J. Finkelstein
                                       ----------------------------------------
                                       Chief Executive and Financial Officer